UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178)

Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

FUND SYMBOL (CLASS A SHARES): PAGVX

9|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam American
Government
Income Fund

9 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	40
About the Trustees	41
Officers	44

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund
Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. This combination of being placed under direct government control with access to credit from the U.S. Treasury suggests that, like Ginnie Mae, securities issued by Fannie Mae and Freddie Mac may be backed by the full faith and credit of the United States. However, the extent of this guarantee is still being finalized. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Understanding mortgage-
related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2	3

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The collateralized mortgage obligations
(CMOs) currently held by the fund offer the
potential for substantial returns once the
market environment stabilizes and investors
begin to capitalize on the value embedded in
these securities. Of course, a stable market
environment depends upon whether the
measures introduced by the Federal Reserve
Board and the U.S.Treasury are successful at
solving the credit crisis.”

Rob Bloemker, Portfolio Leader, Putnam American Government Income Fund

Allocations are represented as a percentage of portfolio market value and include derivative instruments. Holdings and allocations may vary over time.

Portfolio composition as of 9/30/08

How did the fund perform for the period, Rob?

It was a difficult period for the fund, as it trailed both its benchmark, the Lehman Government Bond Index, and the average for its Lipper peer group, General U.S. Government Funds. Specifically, the fund returned 1.78% at net asset value versus a 7.90% return for the Lehman index and a 4.41% rise for the peer group average.

How would you characterize the environment in the government bond markets over this period?

It was a period during which liquidity conditions worsened significantly — particularly over the final three months. Short-term credit markets seized up amid widespread turmoil in the financial system. U.S. Treasury bonds — considered to be the ultimate “safe” investment — outperformed all other fixed-income categories as investors generally fled from risk.

The yield curve steepened but also shifted lower during the period, which is good news for bonds generally, since rates declined across the board. Strong demand for Treasuries, particularly on the short end of the yield curve, pushed prices up and, consequently, yields tumbled. Longer-term bond yields, which tend to be more sensitive to inflation trends, fell as the global economic slowdown provided some comfort to investors that inflation might abate going forward.

During the final month of the period, the Federal Reserve Board [the Fed], in coordinated action with other central banks around the world, injected huge amounts of liquidity into the banking system. The goal of this action was to loosen the paralysis that had gripped short-term credit markets for many months.

By way of background, the yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds. A steep Treasury yield curve reflects a market where short-term bond yields are substantially lower than yields on longer-term bonds.

Why did the fund lag its benchmark and Lipper peer group average?

As a normal part of our investment strategy, we maintained a large out-of-benchmark position in collateralized mortgage obligations [CMOs]. CMOs are

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. The CMOs that the fund held were structured from pools backed by Fannie Mae and Freddie Mac — both of which are government-controlled enterprises — and therefore carried implicit backing by the U.S. government. As a result, these securities carried Aaa credit ratings.

We use CMOs to try to enhance the fund’s yield while still maintaining high credit quality. However, given the ongoing market turbulence during the period, investors that were experiencing increasing duress — such as many investment banks and broker/dealers — began liquidating their Aaa-rated holdings, which caused yield spreads to widen and prices to decline significantly in this area of the market. Essentially, the fund underper-formed because we purchased safe cash flows through high-quality securities, which the market subsequently priced at much wider-than-normal yield spreads because of the liquidity disruption that was occurring.

What were some of the other key aspects of your investment strategy during the period?

One area where we began to build new positions during the final months of the period was in “intermarket” spread swaps that we believe will benefit from the government’s efforts to ease the distress in short-term credit markets. We believe these positions likely will perform well if the yield spread between three-month LIBOR and the federal funds rate tightens. Historically, this spread has hovered around 0.12%. However, at the end of the period, it had skyrocketed to more than 3% due to the liquidity crisis. Consequently, if the Fed and the U.S. Treasury are successful at restoring confidence in the banking system and freeing up interbank lending, this spread likely will tighten dramatically and swap investments designed to profit from this would rise in value.

To provide some definitions, LIBOR stands for “London Interbank Offered Rate” and is the rate at which banks lend to each other on the London interbank market. Loan terms can range from overnight to one year. Intermarket spread swaps are derivative securities that seek to capitalize on yield discrepancies between credit market sectors. And the federal funds rate is the key target rate set by the Fed for overnight loans between banks.

What’s the team’s outlook for the economy and the fund in the coming months, Rob?

The scope and depth of the credit crisis that has weighed heavily on financial markets throughout this period is unprecedented in market history. The economic damage from this crisis has been vast, and the economy and

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

corporate earnings will worsen before they improve. Consequently, we believe a recession is likely, and there is a distinct possibility that it will be severe, with major implications not only for corporate profits, but also for default rates on corporate bonds and bank loans.

That said, the CMOs currently held by the fund offer the potential for substantial returns once the market environment stabilizes and investors begin to capitalize on the value embedded in these securities. And, given the government takeover of Fannie Mae and Freddie Mac, we believe the AAA rating on these securities is not at risk and therefore the risk of default is negligible. Of course, a stable market environment depends upon whether the measures introduced by the Fed and the Treasury are successful at solving the credit crisis. We are encouraged by the actions being taken. Moreover, we believe that these and other measures still to come should facilitate the formation and deployment of capital that will enable private investors to invest in CMOs and other mortgage-backed securities alongside the government. As a result, we would urge patience and encourage investors to maintain a long-term perspective while this process is carried out.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased from $0.031 to $0.033 per share. This dividend increase was made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities. IOs are securities derived from the interest portion of underlying mortgages.

I N  T H E  N E W S

On October 3, 2008, federal lawmakers approved the Emergency Economic Stabilization Act of 2008 (EESA), a $700 billion economic package designed to ease the nation’s worsening credit crisis. EESA creates a facility — the “Troubled Asset Relief Program (TARP)” — that authorizes the U.S. Treasury to purchase the failed mortgages and mortgage-related securities that are at the heart of the crisis. EESA is designed to provide an infusion of capital so that financial institutions can increase lending and improve marketplace confidence. To enhance TARP’s effectiveness, U.S. Treasury Secretary Henry Paulson and President Bush revised the program on October 14, allowing the government to take the unprecedented step of buying direct equity stakes in several major U.S. banks.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.30%	6.12%	5.44%	5.44%	5.50%	5.50%	5.98%	5.84%	6.04%	6.38%

10 years	45.04	39.24	34.30	34.30	33.65	33.65	41.17	36.54	41.39	47.54
Annual average	3.79	3.37	2.99	2.99	2.94	2.94	3.51	3.16	3.52	3.97

5 years	14.25	9.66	9.95	8.03	9.96	9.96	12.80	9.09	12.74	15.68
Annual average	2.70	1.86	1.92	1.56	1.92	1.92	2.44	1.76	2.43	2.96

3 years	10.50	6.12	8.05	5.13	7.96	7.96	9.56	6.03	9.63	11.28
Annual average	3.38	2.00	2.61	1.68	2.59	2.59	3.09	1.97	3.11	3.63

1 year	1.78	–2.34	1.02	–3.82	1.05	0.08	1.50	–1.76	1.48	1.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Life of fund performance is for the period beginning 3/1/85 and ending 9/30/08. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,430 and $13,365, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,654 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,139 and $14,754, respectively.

Comparative index returns For periods ended 9/30/08

	Lehman Government	Lipper General U.S. Government
	Bond Index	Funds category average*

Annual average (life of fund)	7.99%	6.85%

10 years	68.17	50.28
Annual average	5.34	4.13

5 years	23.69	15.86
Annual average	4.34	2.97

3 years	17.74	10.88
Annual average	5.59	3.49

1 year	7.90	4.41

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 157, 140, 121, 73, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.450		$0.381	$0.384	$0.426		$0.423	$0.474

Capital gains	—		—	—	—		—	—

Total	$0.450		$0.381	$0.384	$0.426		$0.423	$0.474

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$9.00	$9.38*	$8.94	$8.97	$9.04	$9.34	$9.00	$8.99

9/30/08	8.72	9.08	8.66	8.69	8.76	9.05	8.72	8.70

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.54%	4.36%	3.74%	3.73%	4.25%	4.11%	4.27%	4.83%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	4.17	3.58	3.56	N/A	3.96	4.09	4.61

Current 30-day SEC yield [3]
(without expense limitation)	N/A	4.04	3.43	3.41	N/A	3.82	3.95	4.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Total annual fund operating expenses	1.13	1.88	1.88	1.38	1.38	0.88

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.88	$8.53	$8.53	$6.10	$6.10	$3.66

Ending value (after expenses)	$953.20	$949.20	$949.50	$951.10	$951.50	$953.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.05	$8.82	$8.82	$6.31	$6.31	$3.79

Ending value (after expenses)	$1,020.00	$1,016.25	$1,016.25	$1,018.75	$1,018.75	$1,021.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Average annualized expense ratio for Lipper peer group†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees, other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam American Government Income Fund	173%*	196%*	233%*	384%*	430%*

Lipper General U.S. Government Funds	355%	319%	274%	304%	280%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 9/30/08.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Taxable Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Taxable Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of September 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$189,000	$37,000,000

Putnam employees	$2,814,000	$471,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam U.S. Government Income Trust.

Michael Salm is also a Portfolio Member of Putnam U.S. Government Income Trust, Putnam Income Fund, and Putnam Global Income Trust.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2008, and September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other consider ations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ delib erations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrange ments for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ con clusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 65th percentile in management fees and in the 57th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any mattersrequiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	9th

Three-year period	15th

Five-year period	31st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 167, 143, and 126 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-year, five-year and ten-year periods ended September 30, 2008 were 82nd, 60th, and 68th, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 128 out of 157, 73 out of 121, and 50 out of 73 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Put-nam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2008

The fund’s portfolio 9/30/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (81.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 15,
2031 to November 20, 2037	$18,957,313	$19,438,211
6s, with due dates from October 15, 2023
to January 15, 2029	106,917	110,500

		19,548,711

U.S. Government Agency Mortgage Obligations (78.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	1,638,229	1,754,167
6s, September 1, 2021	57,958	59,045
5 1/2s, with due dates from July 1, 2019
to August 1, 2019	658,555	665,038
4 1/2s, with due dates from January 1,
2037 to June 1, 2037	2,934,220	2,768,462

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from April 1, 2032 to
January 1, 2036	3,169,278	3,322,418
6 1/2s, with due dates from October 1,
2032 to December 1, 2037	2,550,910	2,619,573
6 1/2s, with due dates from July 1, 2016
to February 1, 2017	178,969	185,902
6 1/2s, TBA, October 1, 2038	14,000,000	14,347,813
6s, with due dates from August 1, 2037 to
November 1, 2037	67,937	68,847
6s, with due dates from November 1,
2008 to August 1, 2022	9,726,243	9,938,557
6s, TBA, October 1, 2038	26,000,000	26,312,811
5 1/2s, with due dates from November 1,
2036 to October 1, 2037	6,886,565	6,867,006
5 1/2s, with due dates from December 1,
2011 to February 1, 2021	1,826,467	1,848,323
5 1/2s, TBA, November 1, 2038	129,000,000	128,254,225
5 1/2s, TBA, October 1, 2038	321,000,000	319,695,938
5s, March 1, 2021	85,584	85,113
4 1/2s, with due dates from September 1,
2035 to August 1, 2037	3,595,586	3,395,397
4s, with due dates from May 1, 2019 to
September 1, 2020	756,551	721,785

		522,910,420

Total U.S. government and agency mortgage obligations
(cost $539,797,742)		$542,459,131

U.S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (8.8%)*	amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$13,700,000	$13,995,497

Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,622,329
6 3/4s, March 15, 2031	1,500,000	1,840,309
6 5/8s, September 15, 2009	29,420,000	30,307,213
3 3/8s, April 15, 2009	4,300,000	4,299,819

Total U.S. government agency obligations
(cost $58,380,461)		$59,065,167

U.S. TREASURY	Principal
OBLIGATIONS (25.6%)*	amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$22,545,883
7 1/2s, November 15, 2016	10,948,000	13,762,406
6 1/4s, May 15, 2030	10,723,000	13,462,780
6s, February 15, 2026	47,270,000	56,121,908

U.S. Treasury Notes
4 1/4s, August 15, 2013	29,441,000	31,271,862
4 1/4s, September 30, 2012	17,438,000	18,482,236
4s, February 15, 2015	14,300,000	15,010,531

Total U.S. treasury obligations
(cost $154,735,133)		$170,657,606

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$316,000	$296,471
Ser. 04-3, Class A5, 5.493s, 2039	180,000	167,400
Ser. 05-6, Class A2, 5.165s, 2047	809,000	788,951

Banc of America Mortgage Securities
Ser. 05-E, Class 2, Interest Only (IO),
0.3s, 2035	12,161,944	41,332
Ser. 04-D, Class 2A, IO, 0.23s, 2034	4,355,283	4,083

Citigroup Mortgage Loan Trust, Inc. IFB
Ser. 07-6, Class 2A5, IO, 3.443s, 2037	1,654,933	114,295

Countrywide Alternative Loan Trust IFB
Ser. 04-2CB, Class 1A5, IO, 4.393s, 2034	233,178	12,187

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 3.523s, 2035	5,421,792	311,753
IFB Ser. 05-R2, Class 1AS, IO, 3.168s, 2035	15,100,538	773,903

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	432,000	408,307

Fannie Mae
IFB Ser. 06-70, Class SM, 27.567s, 2036	104,480	134,226
IFB Ser. 07-75, Class JS, 26.705s, 2037	835,948	1,076,142
IFB Ser. 07-80, Class AS, 23.705s, 2037	307,372	371,199
IFB Ser. 07-1, Class NR, 23.128s, 2037	70,677	77,781
IFB Ser. 07-75, Class CS, 23.052s, 2037	539,469	678,409
IFB Ser. 06-62, Class PS, 20.659s, 2036	704,210	862,226
IFB Ser. 07-60, Class SB, 20.359s, 2037	264,327	302,974
IFB Ser. 06-76, Class QB, 20.359s, 2036	858,249	1,041,864
IFB Ser. 06-63, Class SP, 20.059s, 2036	940,336	1,124,328
IFB Ser. 07-W7, Class 1A4, 19.939s, 2037	532,840	516,854
IFB Ser. 07-81, Class SC, 18.559s, 2037	495,510	545,299
IFB Ser. 07-1, Class NK, 18.112s, 2037	1,241,917	1,458,164
IFB Ser. 06-104, Class GS, 17.994s, 2036	381,378	446,546
IFB Ser. 06-104, Class ES, 17.416s, 2036	437,170	510,958
IFB Ser. 06-49, Class SE, 16.172s, 2036	818,837	911,308
IFB Ser. 06-60, Class AK, 15.972s, 2036	402,346	448,523
IFB Ser. 06-60, Class TK, 15.772s, 2036	237,428	262,992
IFB Ser. 06-104, Class CS, 15.269s, 2036	565,138	624,672
IFB Ser. 07-30, Class FS, 14.974s, 2037	1,261,631	1,341,795
IFB Ser. 07-96, Class AS, 14.116s, 2037	383,975	393,171
IFB Ser. 05-25, Class PS, 14.05s, 2035	84,438	90,034
IFB Ser. 06-115, Class ES, 13.732s, 2036	420,860	447,435
IFB Ser. 05-74, Class CP, 12.991s, 2035	1,084,603	1,145,017
IFB Ser. 05-115, Class NQ, 12.912s, 2036	299,694	299,326
IFB Ser. 06-27, Class SP, 12.808s, 2036	812,881	881,881
IFB Ser. 06-8, Class HP, 12.808s, 2036	874,002	944,727
IFB Ser. 06-8, Class WK, 12.808s, 2036	1,392,625	1,489,207
IFB Ser. 05-106, Class US, 12.808s, 2035	1,296,148	1,418,165
IFB Ser. 05-99, Class SA, 12.808s, 2035	636,246	678,787
IFB Ser. 05-74, Class DM, 12 5/8s, 2035	1,275,308	1,367,472

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-60, Class CS, 12.331s, 2036	$439,213	$434,668
IFB Ser. 05-74, Class CS, 11.201s, 2035	1,236,433	1,302,476
IFB Ser. 05-114, Class SP, 10.761s, 2036	374,517	374,608
IFB Ser. 05-95, Class CP, 10.35s, 2035	92,899	94,705
IFB Ser. 05-106, Class JC, 10.18s, 2035	622,852	587,838
FRB Ser. 03-W6, Class PT1, 9.998s, 2042	1,884,332	2,170,803
IFB Ser. 05-83, Class QP, 9.056s, 2034	441,557	420,663
IFB Ser. 05-72, Class SB, 8.858s, 2035	446,747	429,340
IFB Ser. 05-57, Class MN, 8.756s, 2035	813,371	811,681
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,079,444	1,152,201
Ser. 02-T19, Class A3, 7 1/2s, 2042	16,288	17,319
Ser. 02-T12, Class A3, 7 1/2s, 2042	16,813	17,831
Ser. 02-14, Class A2, 7 1/2s, 2042	114,055	120,522
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,471,576	1,524,304
Ser. 02-T4, Class A3, 7 1/2s, 2041	551,970	588,057
Ser. 01-T12, Class A2, 7 1/2s, 2041	775,563	819,812
Ser. 01-T3, Class A1, 7 1/2s, 2040	37,778	39,759
Ser. 99-T2, Class A1, 7 1/2s, 2039	79,467	84,337
Ser. 386, Class 26, IO, 7 1/2s, 2038	81,130	15,191
Ser. 383, Class 88, IO, 7 1/2s, 2037	85,903	15,972
Ser. 383, Class 89, IO, 7 1/2s, 2037	69,654	13,700
Ser. 383, Class 87, IO, 7 1/2s, 2037	107,052	20,670
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	785,823	824,869
Ser. 02-T1, Class A3, 7 1/2s, 2031	686,322	728,732
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,026,400	1,077,364
Ser. 01-T5, Class A3, 7 1/2s, 2030	17,799	18,617
Ser. 01-T4, Class A1, 7 1/2s, 2028	72,971	77,682
Ser. 02-26, Class A1, 7s, 2048	1,154,597	1,221,382
Ser. 04-W12, Class 1A3, 7s, 2044	596,201	625,275
Ser. 04-T3, Class 1A3, 7s, 2044	1,308,061	1,392,577
Ser. 04-T2, Class 1A3, 7s, 2043	433,141	466,129
Ser. 03-W8, Class 2A, 7s, 2042	4,471,242	4,745,961
Ser. 03-W3, Class 1A2, 7s, 2042	414,894	435,969
Ser. 02-T16, Class A2, 7s, 2042	2,957,414	3,132,553
Ser. 02-T19, Class A2, 7s, 2042	1,891,569	2,005,329
Ser. 02-14, Class A1, 7s, 2042	1,205,915	1,275,129
Ser. 01-T10, Class A1, 7s, 2041	819,022	851,016
Ser. 02-T4, Class A2, 7s, 2041	2,130,656	2,248,047
Ser. 01-W3, Class A, 7s, 2041	328,232	343,637
Ser. 386, Class 24, IO, 7s, 2038	87,385	21,093
Ser. 386, Class 25, IO, 7s, 2038	86,597	21,307
Ser. 386, Class 22, IO, 7s, 2038	94,238	22,177
Ser. 386, Class 21, IO, 7s, 2037	106,826	25,696
Ser. 386, Class 23, IO, 7s, 2037	104,925	25,087
Ser. 383, Class 84, IO, 7s, 2037	97,943	23,757
Ser. 383, Class 85, IO, 7s, 2037	84,870	21,071
Ser. 383, Class 79, IO, 7s, 2037	98,991	21,072
Ser. 383, Class 80, IO, 7s, 2037	216,411	40,036
Ser. 383, Class 81, IO, 7s, 2037	118,530	25,985
Ser. 383, Class 82, IO, 7s, 2037	119,068	27,697
Ser. 383, Class 83, IO, 7s, 2037	99,539	23,699
Ser. 04-W1, Class 2A2, 7s, 2033	3,016,355	3,196,887
Ser. 386, Class 14, IO, 6 1/2s, 2038	860,007	149,426
Ser. 386, Class 19, IO, 6 1/2s, 2038	101,155	21,812
Ser. 386, Class 17, IO, 6 1/2s, 2037	155,307	26,596
Ser. 386, Class 16, IO, 6 1/2s, 2037	106,674	24,329
Ser. 383, Class 60, IO, 6 1/2s, 2037	492,978	97,363
Ser. 383, Class 62, IO, 6 1/2s, 2037	137,420	30,174
Ser. 383, Class 69, IO, 6 1/2s, 2037	88,690	21,052
Ser. 383, Class 63, IO, 6 1/2s, 2037	107,742	23,955
Ser. 383, Class 64, IO, 6 1/2s, 2037	198,804	40,506
Ser. 383, Class 67, IO, 6 1/2s, 2037	105,007	22,836
Ser. 383, Class 58, IO, 6 1/2s, 2037	230,500	44,947
Ser. 383, Class 59, IO, 6 1/2s, 2037	144,938	31,367
Ser. 383, Class 61, IO, 6 1/2s, 2037	115,304	24,875

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 65, IO, 6 1/2s, 2037	$137,598	$31,598
Ser. 383, Class 66, IO, 6 1/2s, 2037	140,058	32,103
Ser. 383, Class 72, IO, 6 1/2s, 2037	551,595	106,872
Ser. 383, Class 77, IO, 6 1/2s, 2037	86,503	19,353
Ser. 383, Class 78, IO, 6 1/2s, 2037	86,144	16,089
Ser. 381, Class 14, IO, 6 1/2s, 2037	164,522	30,025
Ser. 381, Class 15, IO, 6 1/2s, 2037	83,298	14,161
Ser. 383, Class 73, IO, 6 1/2s, 2037	188,346	35,315
Ser. 383, Class 76, IO, 6 1/2s, 2037	113,380	25,663
Ser. 383, Class 70, IO, 6 1/2s, 2037	292,007	55,846
Ser. 383, Class 74, IO, 6 1/2s, 2037	155,017	28,872
Ser. 383, Class 71, IO, 6 1/2s, 2036	123,344	26,254
Ser. 383, Class 75, IO, 6 1/2s, 2036	98,945	21,791
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,033,516	228,665
Ser. 389, Class 6, IO, 6s, 2038	99,239	21,088
Ser. 08-76, Class JI, IO, 6s, 2038	953,344	183,519
Ser. 386, Class 10, IO, 6s, 2038	93,039	19,769
Ser. 383, Class 41, IO, 6s, 2038	836,466	154,746
Ser. 383, Class 42, IO, 6s, 2038	605,025	110,417
Ser. 383, Class 43, IO, 6s, 2038	546,264	101,059
Ser. 383, Class 44, IO, 6s, 2038	499,481	91,780
Ser. 383, Class 45, IO, 6s, 2038	384,435	70,640
Ser. 383, Class 46, IO, 6s, 2038	334,696	61,500
Ser. 383, Class 47, IO, 6s, 2038	296,244	57,027
Ser. 383, Class 48, IO, 6s, 2038	265,333	51,077
Ser. 383, Class 52, IO, 6s, 2038	107,718	22,993
Ser. 386, Class 9, IO, 6s, 2038	478,923	83,213
Ser. 383, Class 28, IO, 6s, 2038	1,000,389	192,575
Ser. 383, Class 29, IO, 6s, 2038	899,410	173,136
Ser. 383, Class 30, IO, 6s, 2038	663,204	127,667
Ser. 383, Class 31, IO, 6s, 2038	584,791	112,572
Ser. 383, Class 32, IO, 6s, 2038	453,949	87,385
Ser. 383, Class 33, IO, 6s, 2038	388,595	75,776
Ser. 383, Class 37, IO, 6s, 2038	150,873	33,470
Ser. 386, Class 7, IO, 6s, 2038	586,110	114,291
Ser. 383, Class 34, IO, 6s, 2037	156,981	30,611
Ser. 383, Class 35, IO, 6s, 2037	129,823	27,455
Ser. 383, Class 36, IO, 6s, 2037	101,880	21,469
Ser. 383, Class 38, IO, 6s, 2037	87,479	18,545
Ser. 383, Class 50, IO, 6s, 2037	181,601	32,915
Ser. 386, Class 6, IO, 6s, 2037	281,276	52,036
Ser. 383, Class 49, IO, 6s, 2037	136,271	28,737
Ser. 383, Class 51, IO, 6s, 2037	140,770	29,536
Ser. 383, Class 57, IO, 6s, 2037	86,411	16,403
Ser. 383, Class 98, IO, 6s, 2022	148,404	31,151
Ser. 383, Class 99, IO, 6s, 2022	75,822	15,008
Ser. 383, Class 18, IO, 5 1/2s, 2038	526,620	102,691
Ser. 383, Class 19, IO, 5 1/2s, 2038	480,143	93,028
Ser. 383, Class 25, IO, 5 1/2s, 2038	88,171	20,042
Ser. 386, Class 4, IO, 5 1/2s, 2037	119,356	29,591
Ser. 386, Class 5, IO, 5 1/2s, 2037	93,240	20,761
Ser. 383, Class 15, IO, 5 1/2s, 2037	89,965	20,851
Ser. 383, Class 4, IO, 5 1/2s, 2037	734,752	146,950
Ser. 383, Class 5, IO, 5 1/2s, 2037	466,258	94,417
Ser. 383, Class 6, IO, 5 1/2s, 2037	419,309	84,910
Ser. 383, Class 7, IO, 5 1/2s, 2037	413,099	83,652
Ser. 383, Class 8, IO, 5 1/2s, 2037	167,839	35,666
Ser. 383, Class 9, IO, 5 1/2s, 2037	159,371	33,866
Ser. 383, Class 20, IO, 5 1/2s, 2037	297,135	60,170
Ser. 383, Class 21, IO, 5 1/2s, 2037	281,473	56,998
Ser. 383, Class 22, IO, 5 1/2s, 2037	190,100	39,921
Ser. 383, Class 23, IO, 5 1/2s, 2037	171,535	35,594
Ser. 383, Class 24, IO, 5 1/2s, 2037	119,979	27,803
Ser. 383, Class 26, IO, 5 1/2s, 2037	91,904	22,577
Ser. 379, Class 2, IO, 5 1/2s, 2037	391,410	89,476

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Fannie Mae
Ser. 363, Class 2, IO, 5 1/2s, 2035	$792,759	$186,457
Ser. 383, Class 95, IO, 5 1/2s, 2022	236,476	34,880
Ser. 383, Class 97, IO, 5 1/2s, 2022	99,808	19,513
Ser. 383, Class 94, IO, 5 1/2s, 2022	119,286	25,071
Ser. 383, Class 96, IO, 5 1/2s, 2022	129,417	26,096
Ser. 383, Class 2, IO, 5s, 2037	94,960	22,003
Ser. 377, Class 2, IO, 5s, 2036	563,917	133,592
Ser. 383, Class 92, IO, 5s, 2022	103,656	20,987
IFB Ser. 07-W6, Class 6A2, IO, 4.593s, 2037	690,950	57,867
IFB Ser. 03-66, Class SA, IO, 4.443s, 2033	1,069,808	109,522
IFB Ser. 08-7, Class SA, IO, 4.343s, 2038	263,874	31,269
IFB Ser. 07-W6, Class 5A2, IO, 4.083s, 2037	1,023,278	75,467
IFB Ser. 07-W4, Class 4A2, IO, 4.073s, 2037	3,626,009	267,418
IFB Ser. 07-W2, Class 3A2, IO, 4.073s, 2037	1,352,491	102,282
IFB Ser. 06-115, Class BI, IO, 4.053s, 2036	1,234,931	85,226
IFB Ser. 05-113, Class DI, IO, 4.023s, 2036	36,730,012	3,203,188
IFB Ser. 08-36, Class YI, IO, 3.993s, 2036	94,114	8,821
IFB Ser. 06-60, Class SI, IO, 3.943s, 2036	1,321,377	122,227
IFB Ser. 06-60, Class UI, IO, 3.943s, 2036	515,301	43,825
IFB Ser. 03-122, Class SA, IO, 3.893s, 2028	1,959,587	140,914
IFB Ser. 03-130, Class BS, IO, 3.843s, 2033	125,532	11,160
IFB Ser. 05-65, Class KI, IO, 3.793s, 2035	18,226,340	1,275,844
IFB Ser. 03-34, Class WS, IO, 3.793s, 2029	120,120	9,816
IFB Ser. 08-01, Class GI, IO, 3.753s, 2037	5,457,114	480,908
FRB Ser. 07-103, Class HB, 3.607s, 2037	11,137,000	10,478,803
IFB Ser. 07-54, Class CI, IO, 3.553s, 2037	885,519	80,081
IFB Ser. 07-39, Class PI, IO, 3.553s, 2037	823,727	57,464
IFB Ser. 07-30, Class WI, IO, 3.553s, 2037	4,279,094	329,494
IFB Ser. 07-28, Class SE, IO, 3.543s, 2037	875,134	77,978
IFB Ser. 06-128, Class SH, IO, 3.543s, 2037	976,758	65,328
IFB Ser. 06-56, Class SM, IO, 3.543s, 2036	1,049,956	84,550
IFB Ser. 05-90, Class SP, IO, 3.543s, 2035	1,919,218	169,648
IFB Ser. 05-12, Class SC, IO, 3.543s, 2035	1,044,632	87,671
IFB Ser. 07-W5, Class 2A2, IO, 3.533s, 2037	450,031	34,877
IFB Ser. 07-30, Class IE, IO, 3.533s, 2037	2,252,828	233,846
IFB Ser. 06-123, Class CI, IO, 3.533s, 2037	1,971,155	164,337
IFB Ser. 06-123, Class UI, IO, 3.533s, 2037	954,968	74,607
IFB Ser. 05-82, Class SY, IO, 3.523s, 2035	4,834,712	323,321
IFB Ser. 05-45, Class EW, IO, 3.513s, 2035	511,032	39,483
IFB Ser. 07-15, Class BI, IO, 3.493s, 2037	1,512,210	123,303
IFB Ser. 06-126, Class CS, IO, 3.493s, 2037	199,671	16,093
IFB Ser. 06-16, Class SM, IO, 3.493s, 2036	776,252	66,439
IFB Ser. 05-95, Class CI, IO, 3.493s, 2035	1,416,114	132,683
IFB Ser. 05-84, Class SG, IO, 3.493s, 2035	2,314,174	196,705
IFB Ser. 05-57, Class NI, IO, 3.493s, 2035	444,953	34,793
IFB Ser. 05-29, Class SX, IO, 3.493s, 2035	187,805	16,583
IFB Ser. 04-92, Class S, IO, 3.493s, 2034	158,673	11,107
IFB Ser. 06-104, Class EI, IO, 3.483s, 2036	78,911	7,484
IFB Ser. 05-83, Class QI, IO, 3.483s, 2035	386,894	31,682
IFB Ser. 06-128, Class GS, IO, 3.473s, 2037	989,306	86,364
FRB Ser. 07-95, Class A1, 3.457s, 2036	8,441,217	8,272,393
FRB Ser. 07-95, Class A2, 3.457s, 2036	39,716,000	36,935,880
FRB Ser. 07-95, Class A3, 3.457s, 2036	11,005,000	9,684,400
FRB Ser. 07-101, Class A2, 3.457s, 2036	9,413,020	9,036,499
IFB Ser. 06-114, Class IS, IO, 3.443s, 2036	1,047,067	84,787
IFB Ser. 04-92, Class SQ, IO, 3.443s, 2034	65,719	5,949
IFB Ser. 06-115, Class IE, IO, 3.433s, 2036	766,416	65,570
IFB Ser. 06-117, Class SA, IO, 3.433s, 2036	1,137,547	87,458
IFB Ser. 06-121, Class SD, IO, 3.433s, 2036	768,808	56,219
IFB Ser. 06-109, Class SG, IO, 3.423s, 2036	630,167	47,262
IFB Ser. 06-109, Class SH, IO, 3.413s, 2036	1,019,766	91,247
IFB Ser. 07-W6, Class 4A2, IO, 3.393s, 2037	4,130,363	309,777
IFB Ser. 06-128, Class SC, IO, 3.393s, 2037	1,856,054	136,563
IFB Ser. 06-43, Class SI, IO, 3.393s, 2036	590,375	47,190
IFB Ser. 06-44, Class IS, IO, 3.393s, 2036	108,472	8,356

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-8, Class JH, IO, 3.393s, 2036	$3,667,692	$308,563
IFB Ser. 05-122, Class SG, IO, 3.393s, 2035	785,252	68,137
IFB Ser. 05-95, Class OI, IO, 3.383s, 2035	220,028	18,193
IFB Ser. 06-92, Class LI, IO, 3.373s, 2036	1,124,010	89,772
IFB Ser. 06-96, Class ES, IO, 3.373s, 2036	500,796	34,144
IFB Ser. 06-85, Class TS, IO, 3.353s, 2036	1,504,483	111,718
IFB Ser. 06-61, Class SE, IO, 3.343s, 2036	306,462	20,646
IFB Ser. 07-75, Class PI, IO, 3.333s, 2037	1,386,946	100,164
IFB Ser. 07-76, Class SA, IO, 3.333s, 2037	1,268,166	90,892
IFB Ser. 07-W7, Class 2A2, IO, 3.323s, 2037	3,380,329	263,762
IFB Ser. 07-88, Class MI, IO, 3.313s, 2037	130,806	8,838
IFB Ser. 08-10, Class AI, IO, 3.293s, 2038	15,040,876	767,919
IFB Ser. 07-116, Class IA, IO, 3.293s, 2037	3,834,779	273,228
IFB Ser. 07-103, Class AI, IO, 3.293s, 2037	5,692,785	412,727
IFB Ser. 07-1, Class NI, IO, 3.293s, 2037	2,836,996	212,443
IFB Ser. 03-124, Class ST, IO, 3.293s, 2034	720,510	51,058
IFB Ser. 07-15, Class NI, IO, 3.293s, 2022	1,574,944	100,403
IFB Ser. 07-106, Class SM, IO, 3.253s, 2037	185,687	13,605
IFB Ser. 08-3, Class SC, IO, 3.243s, 2038	433,553	33,414
IFB Ser. 07-109, Class XI, IO, 3.243s, 2037	869,994	71,581
IFB Ser. 07-109, Class YI, IO, 3.243s, 2037	1,273,328	91,655
IFB Ser. 07-88, Class JI, IO, 3.243s, 2037	1,785,125	137,112
IFB Ser. 07-54, Class KI, IO, 3.233s, 2037	638,678	37,036
IFB Ser. 07-30, Class JS, IO, 3.233s, 2037	2,012,285	145,891
IFB Ser. 07-30, Class LI, IO, 3.233s, 2037	1,338,080	110,009
IFB Ser. 07-W2, Class 1A2, IO, 3.223s, 2037	1,018,289	70,556
IFB Ser. 07-106, Class SN, IO, 3.203s, 2037	1,368,543	97,787
IFB Ser. 07-54, Class IA, IO, 3.203s, 2037	1,008,174	80,079
IFB Ser. 07-54, Class IB, IO, 3.203s, 2037	1,008,174	80,079
IFB Ser. 07-54, Class IC, IO, 3.203s, 2037	1,008,174	80,079
IFB Ser. 07-54, Class ID, IO, 3.203s, 2037	1,008,174	80,079
IFB Ser. 07-54, Class IE, IO, 3.203s, 2037	1,008,174	80,079
IFB Ser. 07-54, Class IF, IO, 3.203s, 2037	1,501,020	122,158
IFB Ser. 07-54, Class NI, IO, 3.203s, 2037	990,865	82,602
IFB Ser. 07-54, Class UI, IO, 3.203s, 2037	1,334,485	106,531
IFB Ser. 07-109, Class AI, IO, 3.193s, 2037	2,565,960	178,013
IFB Ser. 07-91, Class AS, IO, 3.193s, 2037	910,782	68,849
IFB Ser. 07-91, Class HS, IO, 3.193s, 2037	979,851	69,317
IFB Ser. 07-15, Class CI, IO, 3.173s, 2037	3,684,032	272,640
IFB Ser. 06-123, Class BI, IO, 3.173s, 2037	4,485,580	327,779
IFB Ser. 06-115, Class JI, IO, 3.173s, 2036	2,675,171	195,622
IFB Ser. 07-109, Class PI, IO, 3.143s, 2037	1,371,033	103,177
IFB Ser. 06-123, Class LI, IO, 3.113s, 2037	1,778,847	138,810
IFB Ser. 08-1, Class NI, IO, 3.043s, 2037	2,171,835	137,097
IFB Ser. 07-116, Class BI, IO, 3.043s, 2037	3,506,543	221,351
IFB Ser. 08-01, Class AI, IO, 3.043s, 2037	6,623,813	436,410
IFB Ser. 08-10, Class GI, IO, 3.023s, 2038	1,765,424	99,312
IFB Ser. 08-1, Class HI, IO, 2.993s, 2037	3,092,301	191,172
IFB Ser. 07-39, Class AI, IO, 2.913s, 2037	1,971,101	128,903
IFB Ser. 07-32, Class SD, IO, 2.903s, 2037	1,194,891	84,389
IFB Ser. 07-30, Class UI, IO, 2.893s, 2037	974,796	66,666
IFB Ser. 07-32, Class SC, IO, 2.893s, 2037	1,592,059	111,380
IFB Ser. 07-1, Class CI, IO, 2.893s, 2037	1,142,310	81,526
IFB Ser. 05-74, Class SE, IO, 2.893s, 2035	5,603,429	330,339
IFB Ser. 05-74, Class NI, IO, 2.873s, 2035	6,268,131	477,249
IFB Ser. 05-14, Class SE, IO, 2.843s, 2035	265,544	15,683
IFB Ser. 08-1, Class BI, IO, 2.703s, 2038	1,065,941	52,142
IFB Ser. 07-75, Class ID, IO, 2.663s, 2037	1,120,999	72,780
Ser. 03-W10, Class 3A, IO, 0.703s, 2043	22,483,409	462,499
Ser. 03-W10, Class 1A, IO, 0.66s, 2043	18,770,301	310,679
Ser. 01-T12, Class IO, 0.565s, 2041	2,418,085	31,440
Ser. 03-W2, Class 1, IO, 0.465s, 2042	999,328	13,031
Ser. 02-T4, IO, 0.448s, 2041	12,593,301	121,680
Ser. 01-50, Class B1, IO, 0.445s, 2041	4,348,129	50,326
Ser. 02-T1, Class IO, IO, 0.423s, 2031	2,585,431	22,452

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Fannie Mae
Ser. 03-W6, Class 3, IO, 0.368s, 2042	$1,673,274	$20,734
Ser. 01-79, Class BI, IO, 0.329s, 2045	3,889,155	36,495
Ser. 08-33, Principal Only (PO), zero %, 2038	185,431	135,364
Ser. 08-9, PO, zero %, 2038	132,996	99,082
Ser. 07-112, Class EO, PO, zero %, 2037	92,818	64,246
Ser. 07-64, Class LO, PO, zero %, 2037	312,649	219,394
Ser. 06-117, Class OA, PO, zero %, 2036	101,497	82,408
Ser. 06-81, Class OP, PO, zero %, 2036	118,155	95,124
Ser. 06-56, Class XF, zero %, 2036	72,905	75,556
Ser. 04-38, Class AO, PO, zero %, 2034	1,274,954	886,093
Ser. 04-61, Class CO, PO, zero %, 2031	1,417,608	1,119,910
Ser. 07-15, Class IM, IO, zero %, 2009	1,240,268	90
Ser. 07-16, Class TS, IO, zero %, 2009	5,125,456	360
FRB Ser. 07-76, Class SF, zero %, 2037	92,364	95,842
FRB Ser. 06-115, Class SN, zero %, 2036	562,348	539,321
FRB Ser. 06-104, Class EK, zero %, 2036	188,246	186,112
FRB Ser. 05-117, Class GF, zero %, 2036	109,542	89,939
FRB Ser. 05-79, Class FE, zero %, 2035	246,472	252,411
FRB Ser. 05-45, Class FG, zero %, 2035	341,198	278,325
FRB Ser. 05-81, Class DF, zero %, 2033	100,537	99,191
FRB Ser. 06-1, Class HF, zero %, 2032	134,319	129,729
IFB Ser. 06-75, Class FY, zero %, 2036	187,478	203,034

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	299,855	317,565
Ser. T-42, Class A5, 7 1/2s, 2042	202,097	209,023
Ser. T-60, Class 1A2, 7s, 2044	740,667	786,112
Ser. T-59, Class 1A2, 7s, 2043	1,681,060	1,799,892
Ser. T-55, Class 1A2, 7s, 2043	975,572	1,031,349
IFB Ser. T-56, Class 2ASI, IO, 4.893s, 2043	527,212	57,519

Freddie Mac
IFB Ser. 3360, Class SB, 28.74s, 2037	272,443	339,526
IFB Ser. 3339, Class WS, 27.947s, 2037	509,169	636,917
IFB Ser. 3339, Class JS, 26.666s, 2037	440,868	523,295
IFB Ser. 3202, Class PS, 24.315s, 2036	683,119	802,988
IFB Ser. 3349, Class SA, 24.075s, 2037	1,672,343	1,936,145
IFB Ser. 3331, Class SE, 24.075s, 2037	404,563	450,105
IFB Ser. 3153, Class SX, 20.813s, 2036	1,846,052	2,135,428
IFB Ser. 3153, Class JS, 20.663s, 2036	76,710	88,170
IFB Ser. 3081, Class DC, 17.966s, 2035	516,007	548,247
IFB Ser. 3114, Class GK, 16.45s, 2036	349,906	372,372
IFB Ser. 3360, Class SC, 16.407s, 2037	674,368	661,669
IFB Ser. 3408, Class EK, 15.784s, 2037	1,020,389	1,030,131
IFB Ser. 2979, Class AS, 15.152s, 2034	231,505	240,358
IFB Ser. 3153, Class UT, 14.896s, 2036	1,135,421	1,151,502
IFB Ser. 3149, Class SU, 12.822s, 2036	390,541	376,745
IFB Ser. 3065, Class DC, 12.398s, 2035	854,107	825,580
IFB Ser. 3012, Class GP, 12.368s, 2035	529,727	538,408
IFB Ser. 3012, Class FS, 10.656s, 2035	74,185	74,742
IFB Ser. 3031, Class BS, 10.506s, 2035	1,131,413	1,065,438
IFB Ser. 248, IO, 5 1/2s, 2037	690,685	156,591
IFB Ser. 3184, Class SP, IO, 4.863s, 2033	1,386,039	114,915
IFB Ser. 2882, Class LS, IO, 4.713s, 2034	200,415	17,838
IFB Ser. 3203, Class SH, IO, 4.653s, 2036	787,539	80,568
IFB Ser. 2594, Class SE, IO, 4.563s, 2030	1,281,780	98,019
IFB Ser. 2828, Class TI, IO, 4.563s, 2030	719,415	54,147
IFB Ser. 3397, Class GS, IO, 4.513s, 2037	859,585	65,670
IFB Ser. 3297, Class BI, IO, 4.273s, 2037	3,217,581	280,264
IFB Ser. 3287, Class SD, IO, 4.263s, 2037	1,255,992	105,225
IFB Ser. 3281, Class BI, IO, 4.263s, 2037	617,246	56,764
IFB Ser. 3281, Class CI, IO, 4.263s, 2037	195,818	18,035
IFB Ser. 3249, Class SI, IO, 4.263s, 2036	537,117	43,339
IFB Ser. 3028, Class ES, IO, 4.263s, 2035	3,831,057	343,117
IFB Ser. 3042, Class SP, IO, 4.263s, 2035	845,445	61,777
IFB Ser. 3045, Class DI, IO, 4.243s, 2035	7,636,935	574,863

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3136, Class NS, IO, 4.213s, 2036	$360,945	$27,977
IFB Ser. 3107, Class DC, IO, 4.213s, 2035	1,989,587	177,033
IFB Ser. 2950, Class SM, IO, 4.213s, 2016	483,154	40,409
IFB Ser. 3256, Class S, IO, 4.203s, 2036	1,505,731	126,105
IFB Ser. 3031, Class BI, IO, 4.202s, 2035	774,056	61,711
IFB Ser. 3244, Class SB, IO, 4.173s, 2036	890,923	62,755
IFB Ser. 3244, Class SG, IO, 4.173s, 2036	1,032,641	85,954
IFB Ser. 3236, Class IS, IO, 4.163s, 2036	1,608,214	117,601
IFB Ser. 3114, Class TS, IO, 4.163s, 2030	5,134,649	404,888
IFB Ser. 3128, Class JI, IO, 4.143s, 2036	184,087	15,072
IFB Ser. 3240, Class S, IO, 4.133s, 2036	3,088,099	260,092
IFB Ser. 3153, Class JI, IO, 4.133s, 2036	1,601,897	102,121
IFB Ser. 3065, Class DI, IO, 4.133s, 2035	591,733	46,215
IFB Ser. 3145, Class GI, IO, 4.113s, 2036	150,669	13,089
IFB Ser. 3114, Class GI, IO, 4.113s, 2036	837,768	61,259
IFB Ser. 3339, Class JI, IO, 4.103s, 2037	3,055,528	192,880
IFB Ser. 3218, Class AS, IO, 4.093s, 2036	1,162,861	90,738
IFB Ser. 3221, Class SI, IO, 4.093s, 2036	1,303,646	97,381
IFB Ser. 3424, Class XI, IO, 4.083s, 2036	105,001	7,734
IFB Ser. 3202, Class PI, IO, 4.053s, 2036	3,599,880	288,847
IFB Ser. 3355, Class MI, IO, 4.013s, 2037	963,427	72,057
IFB Ser. 3201, Class SG, IO, 4.013s, 2036	1,648,163	124,659
IFB Ser. 3203, Class SE, IO, 4.013s, 2036	1,473,841	112,962
IFB Ser. 3171, Class PS, IO, 3.998s, 2036	1,488,345	116,277
IFB Ser. 3152, Class SY, IO, 3.993s, 2036	794,749	72,542
IFB Ser. 3284, Class BI, IO, 3.963s, 2037	1,009,202	72,397
IFB Ser. 3260, Class SA, IO, 3.963s, 2037	1,082,234	71,719
IFB Ser. 3284, Class LI, IO, 3.953s, 2037	1,879,580	142,579
IFB Ser. 3281, Class AI, IO, 3.943s, 2037	3,748,181	308,413
IFB Ser. 3012, Class UI, IO, 3.933s, 2035	1,368,518	99,758
IFB Ser. 3311, Class EI, IO, 3.923s, 2037	1,128,684	92,578
IFB Ser. 3311, Class IA, IO, 3.923s, 2037	1,431,310	121,929
IFB Ser. 3311, Class IB, IO, 3.923s, 2037	1,431,310	121,929
IFB Ser. 3311, Class IC, IO, 3.923s, 2037	1,431,310	121,929
IFB Ser. 3311, Class ID, IO, 3.923s, 2037	1,431,310	121,929
IFB Ser. 3311, Class IE, IO, 3.923s, 2037	2,104,403	179,268
IFB Ser. 3311, Class PI, IO, 3.923s, 2037	88,168	7,296
IFB Ser. 3375, Class MS, IO, 3.913s, 2037	163,875	11,754
IFB Ser. 3240, Class GS, IO, 3.893s, 2036	1,859,314	147,112
IFB Ser. 3339, Class TI, IO, 3.653s, 2037	1,727,792	116,848
IFB Ser. 3284, Class CI, IO, 3.633s, 2037	2,817,203	193,007
IFB Ser. 3016, Class SQ, IO, 3.623s, 2035	1,527,745	83,531
IFB Ser. 3012, Class IG, IO, 3.593s, 2035	5,228,259	402,257
IFB Ser. 3397, Class SQ, IO, 3.483s, 2037	752,732	45,074
Ser. 3327, Class IF, IO, zero %, 2037	459,890	103,475
Ser. 246, PO, zero %, 2037	1,113,981	905,283
Ser. 3391, PO, zero %, 2037	100,320	79,253
Ser. 3292, Class DO, PO, zero %, 2037	135,290	99,368
Ser. 3292, Class OA, PO, zero %, 2037	85,689	59,520
Ser. 3300, PO, zero %, 2037	714,915	554,059
Ser. 3218, Class AO, PO, zero %, 2036	74,722	60,778
Ser. 3139, Class CO, PO, zero %, 2036	233,144	187,808
Ser. 2587, Class CO, PO, zero %, 2032	929,495	767,949
FRB Ser. 3349, Class DO, zero %, 2037	267,385	241,797
FRB Ser. 3326, Class XF, zero %, 2037	620,821	545,694
FRB Ser. 3326, Class YF, zero %, 2037	1,231,673	1,190,984
FRB Ser. 3263, Class TA, zero %, 2037	137,871	141,104
FRB Ser. 3241, Class FH, zero %, 2036	284,926	236,563
FRB Ser. 3231, Class XB, zero %, 2036	208,985	206,093
FRB Ser. 3283, Class HF, zero %, 2036	57,183	44,993
FRB Ser. 3231, Class X, zero %, 2036	213,830	224,063
FRB Ser. 3117, Class AF, zero %, 2036	85,366	90,756
FRB Ser. 3326, Class WF, zero %, 2035	1,405,025	1,173,872
FRB Ser. 3030, Class CF, zero %, 2035	388,349	314,074
FRB Ser. 3036, Class AS, zero %, 2035	88,674	78,245

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 31.775s, 2037	$1,054,233	$1,327,683
IFB Ser. 07-51, Class SP, 20.355s, 2037	258,170	297,760
IFB Ser. 07-44, Class SP, 19.787s, 2036	487,129	574,979
IFB Ser. 07-35, Class DK, 16.706s, 2035	263,742	299,180
IFB Ser. 05-84, Class SL, 12.54s, 2035	2,176,396	2,066,492
IFB Ser. 05-66, Class SP, 12.54s, 2035	2,488,537	2,447,718
IFB Ser. 05-68, Class DP, 10.417s, 2035	3,052,337	3,031,807
IFB Ser. 05-84, Class SB, 9.031s, 2035	406,825	391,243
IFB Ser. 05-7, Class NP, 8.8s, 2033	267,951	260,560
IFB Ser. 04-59, Class SC, IO, 4.712s, 2034	728,667	68,681
IFB Ser. 04-26, Class IS, IO, 4.712s, 2034	129,186	8,161
IFB Ser. 08-29, Class SA, IO, 4.593s, 2038	206,343	17,693
IFB Ser. 07-26, Class SD, IO, 4.312s, 2037	1,580,427	107,667
IFB Ser. 07-26, Class SL, IO, 4.312s, 2037	191,171	16,658
IFB Ser. 07-26, Class SM, IO, 4.312s, 2037	3,995,261	325,296
IFB Ser. 07-26, Class SN, IO, 4.312s, 2037	76,129	5,906
IFB Ser. 06-61, Class SM, IO, 4.193s, 2036	66,914	5,456
IFB Ser. 06-62, Class SI, IO, 4.193s, 2036	1,061,196	86,965
IFB Ser. 07-1, Class SL, IO, 4.173s, 2037	525,209	42,708
IFB Ser. 07-1, Class SM, IO, 4.163s, 2037	525,209	42,595
IFB Ser. 07-48, Class SB, IO, 4.162s, 2037	1,424,887	92,679
IFB Ser. 06-62, Class SA, IO, 4.153s, 2036	94,281	7,432
IFB Ser. 06-64, Class SB, IO, 4.153s, 2036	93,419	7,562
IFB Ser. 07-74, Class SI, IO, 4.082s, 2037	179,885	16,362
IFB Ser. 07-17, Class AI, IO, 4.062s, 2037	3,869,370	286,349
IFB Ser. 08-2, Class SM, IO, 4.012s, 2038	441,710	28,897
IFB Ser. 07-9, Class AI, IO, 4.012s, 2037	1,402,504	97,443
IFB Ser. 07-49, Class NY, IO, 3.913s, 2035	7,551,768	573,225
IFB Ser. 08-40, Class SA, IO, 3.912s, 2038	2,829,478	198,935
IFB Ser. 07-17, Class IC, IO, 3.762s, 2037	849,374	57,310
IFB Ser. 07-36, Class SW, IO, 3.713s, 2035	5,640,790	385,576
IFB Ser. 07-25, Class KS, IO, 3.712s, 2037	466,014	31,548
IFB Ser. 07-21, Class S, IO, 3.712s, 2037	1,848,375	109,562
IFB Ser. 07-31, Class AI, IO, 3.692s, 2037	1,162,580	95,055
IFB Ser. 07-26, Class SG, IO, 3.663s, 2037	1,718,349	135,874
IFB Ser. 07-62, Class S, IO, 3.662s, 2037	206,775	12,412
IFB Ser. 07-9, Class BI, IO, 3.633s, 2037	3,312,918	224,909
IFB Ser. 07-31, Class CI, IO, 3.623s, 2037	873,066	60,008
IFB Ser. 07-25, Class SA, IO, 3.613s, 2037	1,117,153	77,510
IFB Ser. 07-25, Class SB, IO, 3.613s, 2037	2,183,494	150,137
IFB Ser. 07-22, Class S, IO, 3.613s, 2037	994,521	86,751
IFB Ser. 07-11, Class SA, IO, 3.613s, 2037	945,777	72,859
IFB Ser. 07-14, Class SB, IO, 3.613s, 2037	895,716	66,063
IFB Ser. 07-43, Class SC, IO, 3.612s, 2037	1,272,446	73,251
IFB Ser. 07-40, Class SB, IO, 3.563s, 2037	123,909	8,051
IFB Ser. 07-51, Class SJ, IO, 3.563s, 2037	1,175,161	95,657
IFB Ser. 07-53, Class SY, IO, 3.548s, 2037	601,378	52,796
IFB Ser. 07-58, Class PS, IO, 3.513s, 2037	139,591	10,873
IFB Ser. 04-88, Class S, IO, 3.513s, 2032	131,977	8,205
IFB Ser. 07-59, Class PS, IO, 3.483s, 2037	923,354	67,195
IFB Ser. 07-59, Class SP, IO, 3.483s, 2037	3,128,293	232,357
IFB Ser. 07-68, Class PI, IO, 3.463s, 2037	482,617	34,851
IFB Ser. 06-38, Class SG, IO, 3.463s, 2033	3,238,474	199,766
IFB Ser. 07-53, Class SG, IO, 3.413s, 2037	675,781	42,982
IFB Ser. 08-3, Class SA, IO, 3.363s, 2038	2,063,037	126,240
IFB Ser. 07-64, Class AI, IO, 3.363s, 2037	10,185,916	616,676
IFB Ser. 07-53, Class ES, IO, 3.363s, 2037	1,001,136	55,648
IFB Ser. 08-4, Class SA, IO, 3.329s, 2038	4,614,576	283,672
IFB Ser. 07-67, Class SI, IO, 3.323s, 2037	5,282,219	300,009
IFB Ser. 07-9, Class DI, IO, 3.323s, 2037	1,672,636	100,542
IFB Ser. 07-57, Class QA, IO, 3.313s, 2037	2,386,628	150,064
IFB Ser. 07-58, Class SA, IO, 3.313s, 2037	220,558	12,926
IFB Ser. 07-58, Class SC, IO, 3.313s, 2037	1,801,397	98,742
IFB Ser. 07-61, Class SA, IO, 3.313s, 2037	1,273,818	77,275
IFB Ser. 07-53, Class SC, IO, 3.313s, 2037	1,090,699	58,413

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-26, Class S, IO, 3.313s, 2036	$952,646	$67,466
IFB Ser. 07-58, Class SD, IO, 3.303s, 2037	1,738,794	95,340
IFB Ser. 08-9, Class SK, IO, 3.293s, 2038	173,674	11,811
IFB Ser. 07-59, Class SD, IO, 3.283s, 2037	5,087,460	290,199
IFB Ser. 05-65, Class SI, IO, 3.163s, 2035	6,363,227	396,194
IFB Ser. 06-7, Class SB, IO, 3.133s, 2036	5,227,212	311,793
IFB Ser. 06-16, Class SX, IO, 3.103s, 2036	334,323	22,324
IFB Ser. 07-17, Class IB, IO, 3.063s, 2037	821,521	43,562
IFB Ser. 06-10, Class SM, IO, 3.063s, 2036	4,980,797	327,929
IFB Ser. 06-14, Class S, IO, 3.063s, 2036	1,397,700	88,265
IFB Ser. 06-11, Class ST, IO, 3.053s, 2036	887,507	52,497
IFB Ser. 07-26, Class SW, IO, 3.013s, 2037	11,397,203	652,353
IFB Ser. 07-27, Class SD, IO, 3.013s, 2037	886,163	51,540
IFB Ser. 07-19, Class SJ, IO, 3.013s, 2037	1,359,402	74,456
IFB Ser. 07-23, Class ST, IO, 3.013s, 2037	1,902,169	102,968
IFB Ser. 07-8, Class SA, IO, 3.013s, 2037	560,870	32,643
IFB Ser. 07-9, Class CI, IO, 3.013s, 2037	2,176,317	123,317
IFB Ser. 07-7, Class EI, IO, 3.013s, 2037	792,877	44,286
IFB Ser. 07-7, Class JI, IO, 3.013s, 2037	2,508,503	137,968
IFB Ser. 07-1, Class S, IO, 3.013s, 2037	1,754,972	96,478
IFB Ser. 07-3, Class SA, IO, 3.013s, 2037	1,675,141	93,726
IFB Ser. 05-17, Class S, IO, 2.993s, 2035	170,044	10,370
IFB Ser. 05-3, Class SN, IO, 2.913s, 2035	375,737	22,735
IFB Ser. 07-73, Class MI, IO, 2.813s, 2037	5,496,414	244,926
IFB Ser. 04-41, Class SG, IO, 2.813s, 2034	462,279	16,733
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	2,853,313	2,199
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	8,354,836	6,429
Ser. 07-73, Class MO, PO, zero %, 2037	422,440	346,165
FRB Ser. 07-73, Class KI, IO, zero %, 2037	4,228,312	64,380
FRB Ser. 07-73, Class KM, zero %, 2037	423,222	429,005
FRB Ser. 07-49, Class UF, zero %, 2037	113,394	112,348
FRB Ser. 07-35, Class UF, zero %, 2037	175,541	176,718
FRB Ser. 07-22, Class TA, zero %, 2037	134,140	137,844

GS Mortgage Securities Corp. II Ser. 06-GG6,
Class A2, 5.506s, 2038	790,000	770,803

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	398,997	401,026
Ser. 05-RP3, Class 1A3, 8s, 2035	1,151,830	1,136,625
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,042,027	1,003,610

GSMPS Mortgage Loan Trust 144A IFB
Ser. 04-4, Class 1AS, IO, 3.626s, 2034	19,311,228	1,110,396

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.836s, 2035	370,124	310,904

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 3.317s, 2037	430,094	354,189

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	440,000	361,420
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	1,395,000	1,307,380
FRB Ser. 07-LD11, Class AM, 6.007s, 2049	258,000	208,820
Ser. 06-CB14, Class A4, 5.481s, 2044	825,000	749,793
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	262,000	206,776
Ser. 07-LDPX, Class A3, 5.42s, 2049	2,044,000	1,760,068

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	435,000	408,482
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	703,791

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 21.679s, 2036	400,457	454,697
IFB Ser. 07-5, Class 4A3, 20.839s, 2037	749,564	674,607
IFB Ser. 07-5, Class 8A2, IO, 4.513s, 2036	1,190,743	106,263
Ser. 07-1, Class 3A2, IO, 4.043s, 2037	1,883,976	197,974
IFB Ser. 06-9, Class 3A2, IO, 4.023s, 2037	1,054,348	96,782
IFB Ser. 07-4, Class 3A2, IO, 3.993s, 2037	1,185,434	98,650
IFB Ser. 06-5, Class 2A2, IO, 3.943s, 2036	2,499,755	181,232

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Lehman Mortgage Trust
IFB Ser. 07-4, Class 2A2, IO, 3.463s, 2037	$4,861,573	$350,033
Ser. 06-9, Class 2A3, IO, 3.413s, 2036	3,699,611	294,451
IFB Ser. 06-9, Class 2A2, IO, 3.413s, 2037	2,737,308	214,044
IFB Ser. 06-7, Class 2A4, IO, 3.343s, 2036	3,964,517	277,516
IFB Ser. 06-7, Class 2A5, IO, 3.343s, 2036	3,719,070	260,335
IFB Ser. 06-6, Class 1A2, IO, 3.293s, 2036	1,468,004	102,760
IFB Ser. 06-6, Class 1A3, IO, 3.293s, 2036	2,121,442	148,501
IFB Ser. 07-5, Class 10A2, IO, 3.133s, 2037	2,399,093	155,941

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	797,622	6,381
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	2,123,583	6,371

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	468,000	456,234
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	122,000	96,764
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,735,000	1,643,744
Ser. 04-HQ4, Class A7, 4.97s, 2040	896,000	829,069

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.852s, 2035	1,738,265	1,177,675

Permanent Financing PLC 144A FRB Ser. 9A,
Class 3A, 2.917s, 2033 (United Kingdom)	452,000	409,154

Permanent Master Issuer PLC FRB Ser. 07-1,
Class 4A, 2.871s, 2033 (United Kingdom)	549,000	523,609

Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	17,062	15,601

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (37.9%)* cont.	amount	Value

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	$4,233,174	$2,709,232
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	455,778	355,507

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 2.541s, 2037	24,948,504	1,528,096
Ser. 07-4, Class 1A4, IO, 1s, 2037	26,403,133	619,608

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.317s, 2037	3,612,835	158,062

Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 3.287s, 2037	620,457	577,769

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	502,000	463,584
Ser. 04-C15, Class A4, 4.803s, 2041	1,338,000	1,198,393

Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.005s, 2036	369,924	302,384
Ser. 05-AR2, Class 2A1, 4.548s, 2035	292,996	240,488
Ser. 05-AR9, Class 1A2, 4.372s, 2035	429,334	223,253
Ser. 04-R, Class 2A1, 4.363s, 2034	284,451	262,261
Ser. 05-AR12, Class 2A5, 4.321s, 2035	7,668,000	6,552,845
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	18,649,000	53,912

Total collateralized mortgage obligations
(cost $248,156,154)		$252,962,310

PURCHASED OPTIONS OUTSTANDING (2.2%)*	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap with Goldman Sachs International for the right to receive
a fixed rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	$19,481,000	$1,375,553

Option on an interest rate swap with Goldman Sachs International for the right to pay
a fixed rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	19,481,000	193,581

Option on an interest rate swap with Goldman Sachs International for the right to receive
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	38,533,000	2,721,586

Option on an interest rate swap with Goldman Sachs International for the right to pay
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	38,533,000	779,006

Option on an interest rate swap with Deutschbank for the right to receive a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	23,880,000	1,776,194

Option on an interest rate swap with Deutschbank for the right to pay a fixed rate of 5.385% versus
the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	23,880,000	264,829

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	65,527,000	2,203,673

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	65,527,000	508,490

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	19,481,000	1,363,475

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	19,481,000	213,066

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	38,533,000	2,721,586

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	38,533,000	829,615

Total purchased options outstandings (cost $11,439,062)			$14,950,654

ASSET-BACKED	Principal
SECURITIES (0.5%)*	amount	Value

Ace Securities Corp. FRB Ser. 06-HE3,
Class A2C, 3.357s, 2036	$54,000	$31,946

Argent Securities, Inc. FRB Ser. 06-W4,
Class A2C, 3.367s, 2036	100,000	60,500

Asset Backed Securities Corp. Home Equity Loan
Trust FRB Ser. 06-HE2, Class A3, 3.397s, 2036	19,022	14,074

Fremont Home Loan Trust FRB Ser. 06-2,
Class 2A3, 3.377s, 2036	167,000	121,910

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
3.357s, 2036	248,000	151,950

Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 3.483s, 2037	1,695,800	110,771
FRB Ser. 07-6, Class 2A1, 3.417s, 2037	585,395	378,640

Long Beach Mortgage Loan Trust FRB Ser. 06-1,
Class 2A3, 3.397s, 2036	76,000	57,000

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 3.377s, 2036	2,397,000	2,020,295
FRB Ser. 07-RZ1, Class A2, 3.367s, 2037	83,000	63,703

Securitized Asset Backed Receivables, LLC FRB
Ser. 07-NC2, Class A2B, 3.347s, 2037	78,000	45,630

Soundview Home Equity Loan Trust FRB
Ser. 06-3, Class A3, 3.367s, 2036	250,000	200,332

Total asset-backed securities (cost $4,052,477)		$3,256,751

SHORT-TERM	Principal
INVESTMENTS (20.9%)*	amount	Value

Interest in $194,500,000 joint triparty
repurchase agreement dated September 30,
2008 with Bank of America Sec. LLC. due
October 1, 2008 — maturity value of
$43,002,688 for an effective yield of 2.25%
(collateralized by Fannie Mae with a coupon
rate of 5.0% and a due date of August 1,
2033 valued at $198,390,000)	$43,000,000	$43,000,000

Federal Home Loan Banks, for an effective
yield of 2.73%, July 14, 2009	9,000,000	8,804,808

U.S. Treasury Bill for an effective yield
of 0.20%, October 9, 2008 #	6,000,000	5,999,734

Federated Prime Obligations Fund	82,097,591	82,097,591

Total short-term investments (cost $139,902,133)		$139,902,133

TOTAL INVESTMENTS

Total investments (cost $1,156,463,162)		$1,183,253,752

* Percentages indicated are based on net assets of $667,927,587.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2008.

At September 30, 2008, liquid assets totaling $313,535,664 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2008.

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	203	$49,207,200	Jun-09	$103,498

Euro-Dollar 90 day (Short)	512	124,000,000	Sep-09	151,447

Euro-Dollar 90 day (Short)	542	130,838,800	Dec-09	328,176

Euro-Dollar 90 day (Short)	34	8,194,000	Mar-10	(6,742)

U.S. Treasury Bond 20 yr (Long)	562	65,850,594	Dec-08	81,686

U.S. Treasury Note 2 yr (Short)	1,948	415,776,250	Dec-08	(2,833,978)

U.S. Treasury Note 5 yr (Short)	4,172	468,241,813	Dec-08	(2,382,155)

U.S. Treasury Note 10 yr (Long)	2,499	286,447,875	Dec-08	(978,942)

Total				$(5,537,010)

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $4,907,951)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	$23,123,000	Dec-08/5.00	$1,105,048

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	23,123,000	Dec-08/5.00	220,825

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	44,468,500	May-12/5.51	3,424,074

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	44,468,500	May-12/5.51	1,824,098

Total			$6,574,045

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $172,914,023)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, October 1, 2038	$159,000,000	10/14/08	$158,354,063

FNMA, 6s, October 1, 2038	13,000,000	10/14/08	13,156,405

Total			$171,510,468

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$28,800,000	$—	3/30/09	3.075%	3 month USD-LIBOR-BBA	$79,734

	51,270,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	339,261

	32,200,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(189,235)

	15,128,000	—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	111,295

	169,972,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(326,209)

	76,528,000	—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	3,962,907

	228,704,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	(2,098,007)

	121,559,000	379,441	10/1/18	3 month USD-LIBOR-BBA	4.30%	(1,492,567)

	31,081,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	463,090

	90,500,000	—	8/11/15	4.892%	3 month USD-LIBOR-BBA	(3,538,028)

	48,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(2,646,547)

	14,000,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	230,231

	2,824,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(141,874)

Citibank, N.A.
	16,566,000	—	4/3/18	4.18%	3 month USD-LIBOR-BBA	146,294

	62,000,000	—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(1,849,025)

	34,912,000	—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	11,794

	191,700,000	—	4/6/09	3 month USD-LIBOR-BBA	5.264%	5,314,566

	180,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(14,224)

	36,605,000	—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(421,014)

	38,754,000	—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(109,547)

	130,021,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(3,243,383)

	73,977,000	—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	2,754,248

	111,303,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(895,148)

	54,440,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,212,677)

	8,434,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(334,580)

	28,730,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(740,489)

	29,523,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(1,906,519)

	28,463,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(1,382,683)

	1,610,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	103,190

	139,866,000	—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	2,465,702

	26,325,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(1,190,036)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	277,000		$—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	$(11,938)

	14,618,300		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	53,136

	3,923,600		—	9/16/18	4.299%	3 month USD-LIBOR-BBA	51,059

	43,366,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	1,880,997

	45,741,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(372,995)

	19,606,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	380,732

	10,240,000		—	9/22/18	4.22%	3 month USD-LIBOR-BBA	211,005

	13,867,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(20,946)

	1,683,000		—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	94,871

	18,490,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(182,158)

	576,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(28,336)

Deutsche Bank AG
	53,566,000		—	9/24/10	3 month USD-LIBOR-BBA	3.395%	6,878

Goldman Sachs International
	11,145,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(622,095)

	134,944,000		—	3/14/13	3 month USD-LIBOR-BBA	3.37125%	(3,325,620)

	53,317,000		—	3/27/13	3 month USD-LIBOR-BBA	3.4625%	(1,262,921)

	18,381,000		—	3/29/38	4.665%	3 month USD-LIBOR-BBA	99,261

	17,163,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	298,608

	32,753,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(262,074)

	48,927,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(214,356)

	18,274,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(207,527)

	380,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(31,327)

	43,461,000		—	6/12/17	3 month USD-LIBOR-BBA	5.7175%	4,832,152

	26,200,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(543,317)

	150,042,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,787,530)

	33,790,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	2,998,723

	154,508,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,817,899)

	34,291,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	2,809,913

	3,371,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	207,433

	31,110,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	1,247,375

	340,000		—	11/9/17	3 month USD-LIBOR-BBA	5.071%	21,649

	27,767,700		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	431,977

	45,949,600		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	619,817

	12,792,200		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(692,778)

	300,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	19,313

JPMorgan Chase Bank, N.A.
	9,604,000		—	2/19/18	3 month USD-LIBOR-BBA	4.585%	119,227

	4,092,000		—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(204,821)

	18,590,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(30,201)

	6,966,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(359,261)

	24,316,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(1,360,938)

	53,541,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,876,863)

	77,430,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(1,083,918)

	111,000,000		—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(4,765,018)

	397,000		—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(25,492)

	84,868,000		—	5/16/18	4.53%	3 month USD-LIBOR-BBA	(1,617,318)

	85,449,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	573,784

	54,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(1,684,110)

	16,000,000		—	6/27/17	3 month USD-LIBOR-BBA	5.712%	1,724,885

	36,700,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(2,210,221)

	51,060,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(3,176,187)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$18,000,000	$—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	$716,825

	52,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.176%	379,782

	59,200,000	—	7/15/13	3 month USD-LIBOR-BBA	4.012%	(15,782)

	26,426,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	31,742

	23,508,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	110,938

	178,500,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	666,367

	20,516,000	—	9/15/10	3.11%	3 month USD-LIBOR-BBA	87,410

	149,658,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,784,616)

	33,694,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	3,011,369

	112,225,000	—	9/15/18	4.2145%	3 month USD-LIBOR-BBA	2,226,507

	25,500,000	—	3/30/16	3 month USD-LIBOR-BBA	5.2755%	1,522,912

	1,402,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(85,122)

	34,672,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(303,255)

	2,717,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	205,827

	40,939,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	2,658,368

	5,404,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	134,973

	27,600,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	1,355,356

	1,659,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(110,537)

	630,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(40,700)

	45,949,600	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	625,475

	11,882,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(500,259)

	28,730,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(745,127)

	29,523,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(1,922,982)

	26,325,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(1,275,523)

	31,200,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,541,620

	36,500,000	—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	425,262

	44,000,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(2,348,561)

	30,289,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	325,934

	113,372,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(1,478,220)

	3,500,000	—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(91,615)

Merrill Lynch Capital Services, Inc.
	17,382,000	—	9/16/38	4.66%	3 month USD-LIBOR-BBA	59,322

	8,434,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(330,643)

	29,354,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	122,890

Morgan Stanley Capital Services, Inc.
	194,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(12,496)

Total						$(15,681,409)

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08

			Termi-
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount		date	by fund per annum	or paid by fund	depreciation

Goldman Sachs International	$3,820,000	1F	12/2/08	20 bp plus change in spread of Banc of America	The spread return of Banc of	$(173,848)
				Securities AAA 10 year Index multiplied by the	America Securities CMBS AAA
				modified duration factor	10 year Index

Total						$(173,848)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,156,463,162)	$1,183,253,752

Cash	7,173,409

Interest and other receivables	4,160,311

Receivable for shares of the fund sold	2,217,686

Receivable for securities sold	20,007,942

Receivable for sales of delayed delivery securities (Note 1)	173,257,981

Receivable from manager (Note 2)	37,263

Unrealized appreciation on swap contracts (Note 1)	51,873,986

Receivable for variation margin (Note 1)	7,303,727

Receivable for open swap contracts (Note 1)	379,441

Total assets	1,449,665,498

LIABILITIES

Payable for securities purchased	22,795,181

Payable for purchases of delayed delivery securities (Note 1)	487,412,923

Payable for shares of the fund repurchased	1,820,399

Payable for compensation of Manager (Notes 2 and 5)	815,852

Payable for investor servicing fees (Note 2)	102,858

Payable for Trustee compensation and expenses (Note 2)	188,296

Payable for administrative services (Note 2)	1,880

Payable for distribution fees (Note 2)	422,237

Payable for closed swap contracts (Note 1)	21,512,639

Written options outstanding, at value
(premiums received $4,907,951) (Notes 1 and 3)	6,574,045

Unrealized depreciation on swap contracts (Note 1)	67,729,243

Payable for receivable purchase agreement (Note 2)	278,369

TBA sales commitments, at value
(proceeds receivable $172,914,023) (Note 1)	171,510,468

Other accrued expenses	194,080

Premium received on swap contracts (Note 1)	379,441

Total liabilities	781,737,911

Net assets	$667,927,587

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$710,386,476

Undistributed net investment income (Note 1)	10,975,204

Accumulated net realized loss on investments (Note 1)	(58,969,311)

Net unrealized appreciation of investments	5,535,218

Total — Representing net assets applicable
to capital shares outstanding	$667,927,587

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($615,514,585 divided by 70,617,992 shares)	$8.72

Offering price per class A share (100/96.00 of $8.72)*	$9.08

Net asset value and offering price per class B share
($22,847,901 divided by 2,638,304 shares)**	$8.66

Net asset value and offering price per class C share
($6,559,512 divided by 754,705 shares)**	$8.69

Net asset value and redemption price per class M share
($2,204,271 divided by 251,501 shares)	$8.76

Offering price per class M share (100/96.75 of $8.76)***	$9.05

Net asset value, offering price and redemption price per class R share
($301,277 divided by 34,544 shares)	$8.72

Net asset value, offering price and redemption price per class Y share
($20,500,041 divided by 2,355,089 shares)	$8.70

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (including interest income of $1,665,225
from investments in affiliated issuers) (Note 5)	$42,971,020

Total investment income	42,971,020

EXPENSES

Compensation of Manager (Note 2)	4,316,733

Investor servicing fees (Note 2)	1,276,862

Custodian fees (Note 2)	61,897

Trustee compensation and expenses (Note 2)	43,380

Administrative services (Note 2)	28,914

Distribution fees — Class A (Note 2)	1,606,829

Distribution fees — Class B (Note 2)	256,683

Distribution fees — Class C (Note 2)	59,092

Distribution fees — Class M (Note 2)	11,585

Distribution fees — Class R (Note 2)	3,393

Other	331,450

Non-recurring costs (Notes 2 and 6)	1,131

Costs assumed by Manager (Notes 2 and 6)	(1,131)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(910,387)

Total expenses	7,086,431
Expense reduction (Note 2)	(151,051)

Net expenses	6,935,380

Net investment income	36,035,640

Net realized gain on investments (Notes 1 and 3)	11,699,644

Net increase from payments from affiliates (Note 2)	811,872

Net realized loss on swap contracts (Note 1)	(38,292,151)

Net realized gain on futures contracts (Note 1)	4,552,664

Net realized loss on written options (Notes 1 and 3)	(9,507,417)

Net unrealized appreciation of investments,
futures contracts, swap contracts, written options,
and TBA sale commitments during the year	6,105,172

Net loss on investments	(24,630,216)

Net increase in net assets resulting from operations	$11,405,424

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$36,035,640	$27,514,051

Net realized gain (loss) on investments	(30,735,388)	16,458,064

Net unrealized appreciation (depreciation)
of investments	6,105,172	(6,387,451)

Net increase in net assets
resulting from operations	11,405,424	37,584,664

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(31,458,645)	(25,878,658)

Class B	(1,060,358)	(1,118,270)

Class C	(229,403)	(107,586)

Class M	(106,242)	(79,457)

Class R	(27,455)	(2,208)

Class Y	(870,006)	(489,139)

Redemption fees (Note 1)	3,644	1,175

Increase (decrease) from capital share
transactions (Note 4)	23,411,820	(74,158,623)

Total increase (decrease) in net assets	1,068,779	(64,248,102)

NET ASSETS

Beginning of year	666,858,808	731,106,910

End of year (including undistributed
net investment income of $10,975,204
and $11,901,271, respectively)	$667,927,587	$666,858,808

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%) [f]

Class A
September 30, 2008	$9.00	.48	(.31) [h]	.17	(.45)	(.45)	—	$8.72	1.78 [h]	$615,515.99		5.22	172.50
September 30, 2007	8.86	.36	.14	.50	(.36)	(.36)	—	9.00	5.79	621,954	1.03	4.03	195.57
September 30, 2006	8.96	.34 [g]	(.11)	.23	(.33)	(.33)	—	8.86	2.62	673,112	1.02 [g]	3.86 [g]	233.43
September 30, 2005	9.09	.23	(.13)	.10	(.23)	(.23)	—	8.96	1.09	795,350	1.04	2.66	384.39
September 30, 2004	9.08	.20	—	.20	(.19)	(.19)	—	9.09	2.29	934,914	1.03	2.20	429.97

Class B
September 30, 2008	$8.94	.41	(.31) [h]	.10	(.38)	(.38)	—	$8.66	1.02 [h]	$22,848	1.74	4.49	172.50
September 30, 2007	8.81	.29	.13	.42	(.29)	(.29)	—	8.94	4.91	26,021	1.78	3.28	195.57
September 30, 2006	8.90	.27 [g]	(.10)	.17	(.26)	(.26)	—	8.81	1.95	42,996	1.77 [g]	3.11 [g]	233.43
September 30, 2005	9.03	.16	(.13)	.03	(.16)	(.16)	—	8.90	.33	68,766	1.79	1.89	384.39
September 30, 2004	9.03	.13	—	.13	(.13)	(.13)	—	9.03	1.43	102,924	1.78	1.46	429.97

Class C
September 30, 2008	$8.97	.41	(.31) [h]	.10	(.38)	(.38)	—	$8.69	1.05 [h]	$6,560	1.74	4.55	172.50
September 30, 2007	8.84	.29	.13	.42	(.29)	(.29)	—	8.97	4.90	3,403	1.78	3.28	195.57
September 30, 2006	8.94	.27 [g]	(.11)	.16	(.26)	(.26)	—	8.84	1.84	3,627	1.77 [g]	3.11 [g]	233.43
September 30, 2005	9.06	.16	(.12)	.04	(.16)	(.16)	—	8.94	.42	4,530	1.79	1.91	384.39
September 30, 2004	9.06	.13	—	.13	(.13)	(.13)	—	9.06	1.42	6,198	1.78	1.46	429.97

Class M
September 30, 2008	$9.04	.46	(.31) [h]	.15	(.43)	(.43)	—	$8.76	1.50 [h]	$2,204	1.24	4.98	172.50
September 30, 2007	8.90	.34	.14	.48	(.34)	(.34)	—	9.04	5.48	2,111	1.28	3.79	195.57
September 30, 2006	9.00	.32 [g]	(.12)	.20	(.30)	(.30)	—	8.90	2.33	2,115	1.27 [g]	3.61 [g]	233.43
September 30, 2005	9.12	.20	(.12)	.08	(.20)	(.20)	—	9.00	.93	2,316	1.29	2.40	384.39
September 30, 2004	9.11	.18	—	.18	(.17)	(.17)	—	9.12	2.01	3,490	1.28	1.96	429.97

Class R
September 30, 2008	$9.00	.52	(.38) [h]	.14	(.42)	(.42)	—	$8.72	1.48 [h]	$301	1.24	5.52	172.50
September 30, 2007	8.86	.34	.14	.48	(.34)	(.34)	—	9.00	5.51	70	1.28	3.79	195.57
September 30, 2006	8.96	.31 [g]	(.10)	.21	(.31)	(.31)	—	8.86	2.40	49	1.27 [g]	3.57 [g]	233.43
September 30, 2005	9.08	.27	(.19)	.08	(.20)	(.20)	—	8.96	.93	3	1.29	2.41	384.39
September 30, 2004	9.08	.18	(.01)	.17	(.17)	(.17)	—	9.08	1.88	1	1.28	1.95	429.97

Class Y
September 30, 2008	$8.99	.50	(.32) [h]	.18	(.47)	(.47)	—	$8.70	1.93 [h]	$20,500.74		5.48	172.50
September 30, 2007	8.85	.38	.14	.52	(.38)	(.38)	—	8.99	6.09	13,300.78		4.28	195.57
September 30, 2006	8.95	.36 [g]	(.11)	.25	(.35)	(.35)	—	8.85	2.90	9,207	.77 [g]	4.14 [g]	233.43
September 30, 2005	9.08	.31	(.19)	.12	(.25)	(.25)	—	8.95	1.35	15,925.79		2.96	384.39
September 30, 2004	9.07	.22	.01 [i]	.23	(.22)	(.22)	—	9.08	2.56	14,378.78		2.45	429.97

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

September 30, 2008	0.13%

September 30, 2007	0.10

September 30, 2006	0.06

September 30, 2005	0.04

September 30, 2004	0.06

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

i The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008, the fund had a capital loss carryover of $29,266,461 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$20,799,992	September 30, 2014

8,466,469	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $33,731,212 of losses recognized during the period November 1, 2007 to September 30, 2008.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, unrealized and realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contract and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund reclassified $3,209,598 to decrease undistributed net investment income and $38,110,012 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $41,319,610.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008, were as follows:

Unrealized appreciation	$43,765,688
Unrealized depreciation	(17,775,388)

Net unrealized appreciation	25,990,300
Undistributed ordinary income	4,347,084
Capital loss carryforward	(29,266,461)
Post-October loss	(33,731,212)

Cost for federal income tax purposes	$1,157,263,452

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended September 30, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $856,238 of its management fee from the fund.

For the year ended September 30, 2008, Putnam Management has assumed $1,131 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $811,872 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $1,080,163 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. The Agreement, which is included in the statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2008, the fund incurred $1,282,589 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $151,051 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $433, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,580 and $86 from the sale of class A and class M shares, respectively, and received $25,257 and $1,329 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $936 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $1,102,831,189 and $1,247,270,967, respectively.

Written option transactions during the year ended September 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$724,881,000	$18,133,864

Options opened	575,450,000	21,674,572

Options exercised	—	—

Options expired	(212,822,000)	(5,418,902)

Options closed	(952,326,000)	(29,481,583)

Written options outstanding
at end of year	$135,183,000	$4,907,951

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	11,943,697	$109,690,585	4,984,285	$44,289,253

Shares issued in	2,580,281	23,518,978	2,146,597	18,974,502
connection with
reinvestment of
distributions

	14,523,978	133,209,563	7,130,882	63,263,755

Shares	(13,042,298)	(119,274,932)	(13,954,424)	(123,687,309)
repurchased

Net increase	1,481,680	$13,934,631	(6,823,542)	$(60,423,554)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,502,878	$13,758,161	466,175	$4,110,880

Shares issued in	100,864	914,098	109,776	964,644
connection with
reinvestment of
distributions

	1,603,742	14,672,259	575,951	5,075,524

Shares	(1,876,163)	(17,104,441)	(2,546,796)	(22,433,689)
repurchased

Net decrease	(272,421)	$(2,432,182)	(1,970,845)	$(17,358,165)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,136,318	$10,463,265	95,708	$849,700

Shares issued in	20,317	185,066	11,138	98,238
connection with
reinvestment of
distributions

	1,156,635	10,648,331	106,846	947,938

Shares	(781,112)	(7,166,924)	(137,953)	(1,222,186)
repurchased

Net increase	375,523	$3,481,407	(31,107)	$(274,248)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	104,127	$964,939	31,158	$277,359

Shares issued in	9,530	87,315	7,391	65,669
connection with
reinvestment of
distributions

	113,657	1,052,254	38,549	343,028

Shares	(95,602)	(883,961)	(42,637)	(379,294)
repurchased

Net increase	18,055	$168,293	(4,088)	$(36,266)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	202,467	$1,884,056	2,034	$18,049

Shares issued in	2,979	27,455	249	2,208
connection with
reinvestment of
distributions

	205,446	1,911,511	2,283	20,257

Shares	(178,682)	(1,643,430)	(45)	(400)
repurchased

Net increase	26,764	$268,081	2,238	$19,857

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,225,702	$11,213,378	552,596	$4,908,018

Shares issued in	95,583	869,663	55,340	488,622
connection with
reinvestment of
distributions

	1,321,285	12,083,041	607,936	5,396,640

Shares	(446,362)	(4,091,451)	(167,806)	(1,482,887)
repurchased

Net increase	874,923	$7,991,590	440,130	$3,913,753

At September 30, 2008, Putnam, LLC owned the following shares.

	Shares	% of outstanding	Total value of
	owned	shares	owned shares

Class R	13	0.04%	$113

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $54,149 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $1,665,225 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $143,017,346 and $155,421,168, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaf-filiated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter
Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*
Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*
Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley
Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer and
Independent Registered Public	Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN027 253438 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$123,407	$--	$6,126	$196*

September 30, 2007	$87,131	$78	$5,389	$ 237*

* Includes fees of $196 and $175 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2008 and September 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $84,561 and $108,911 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ 15,000	$ -	$ -

September 30, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008